CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2022
CONVERTIBLE NOTES
CONVERTIBLE NOTES

16.CONVERTIBLE NOTES

The Group issued and sold two Convertible Promissory Notes (“Note A” and “Note B”, or collectively as “Notes”) to streererville CAPITAL, LLC (the “Lender”) on November 19, 2021 and April 8, 2022, respectively. The principal amount of two Notes is both $2,180 and substantial contract terms of two Notes are the same.

The purchase price of each Notes were $2,000, computed as follows: $2,180 principal, less discount at issuance of $160, less the transaction expense amount of $20 incurred in connection with the purchase and sale of the Securities. The Notes bears an interest at 8% per annum and is repayable in full in 18 months from issuance.

According to the Securities Purchase Agreements of the Notes, the Group has right to repay the Notes until it received the conversion notice from Lender or repayment date. The Lender also has right to conversion the Notes into ordinary shares at any time following the 6-month anniversary of the issuance date until the outstanding balance has been paid in full, at election, to convert all or any portion of no less than $200,000 of the outstanding balance into ordinary shares of the Company. The conversion price is $3.00 per ordinary share.

The Company has not elected the fair value option for the convertible note. And the Note does not have any embedded conversion option and redemption feature which shall be bifurcated and separately accounted for as a derivative under ASC 815, nor does it contain a cash conversion feature or beneficial conversion feature. The Company accounts for two Notes as liabilities in its entirety following ASC 470 Debt and recorded interest expenses of $22 and $683 for the year ended December 31, 2021 and 2022. The balances of Note A are $2,022 and $2,244 as of December 31, 2021 and 2022, respectively. The balances of Note B are nil and $2,061 as of December 31, 2021 and 2022, respectively.